Exhibit 99.2

EXECUTION VERSION

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of September 4, 2013, by and among Parkway Properties, Inc. (“Parent”), Parkway Properties LP (“Parent LP”, and, together with Parent, the “Parent Parties”) and each of the undersigned stockholders (each a “Stockholder” and, collectively, the “Stockholders”) of Thomas Properties Group, Inc. (the “Company”).

RECITALS

A. Concurrently with the execution of this Agreement, the Parent Parties, the Company, Thomas Properties Group, L.P. (“Company LP”) and PKY Masters, LP (“Merger Sub”) have entered into an Agreement and Plan of Merger (the “Merger Agreement”) which, among other things, provides for (i) the merger of the Company with and into Parent with Parent being the surviving entity (the “Parent Merger”) immediately after (ii) the merger of Merger Sub with and into Company LP, with Company LP continuing as the surviving entity and a subsidiary of Parent LP (the “Partnership Merger”, and together with the Parent Merger, the “Mergers”).

B. As a condition and an inducement to the Parent Parties’ willingness to enter into the Merger Agreement, the Parent Parties have required that each Stockholder agrees, and each Stockholder has agreed to, enter into this Agreement with respect to (i) all common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) , (ii) all limited voting stock, par value $0.01 per share, of the Company (the “Company Limited Voting Stock”) and (iii) all limited partnership interests in Company LP designated as a “Partnership Unit” (the “Company Partnership Units”) under the Agreement of Limited Partnership of Company LP, dated as of October 13, 2004, as amended, modified or supplemented from time to time (the “Company LP Agreement”), in each case that such Stockholder owns, if any, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record.

C. Each Stockholder is the beneficial or record owner, and has either sole or shared voting power over, such number of shares of the Company Common Stock and the Company Limited Voting Stock (the “Company Stock”) and the Company Partnership Units (the “Company Units”), if any, as is indicated opposite such Stockholder’s name on Schedule A attached hereto.

D. Parent desires that each Stockholder agree, and each Stockholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of its Subject Securities (as defined below), and to vote its Subject Securities in a manner so as to facilitate consummation of the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

“Expiration Time” shall mean the earliest to occur of (i) the approval and adoption of the Merger Agreement at the Company Stockholder Meeting, (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof or (iii) the termination of this Agreement by mutual written consent of the parties hereto.

“Permitted Transfer” shall mean, in each case, with respect to any Stockholder, so long as (i) such Transfer is in accordance with applicable Law and (ii) such Stockholder is and at all times has been in compliance with this Agreement, any Transfer of Subject Securities by such Stockholder (x) to an Affiliate of such Stockholder or (y) in the case of a Stockholder that is a natural person, to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, so long as such Affiliate or other permitted transferee (if applicable), in connection with such Transfer, executes a joinder to this Agreement pursuant to which such Affiliate or other permitted transferee (if applicable) agrees to become a party to this Agreement and be subject to the restrictions applicable to such Stockholder and otherwise become a party for all purposes of this Agreement; provided, that no such Transfer shall relieve the transferring Stockholder from his, her or its obligations under this Agreement, other than with respect to the Company Stock or the Company Units transferred in accordance with the foregoing provision.

“Subject Securities” shall mean, collectively, the Company Stock, the New Company Stock, the Company Units, and the New Company Units.

“Transfer” shall mean (i) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), of any Subject Securities (or any security convertible or exchangeable into Subject Securities) or interest in any Subject Securities, including, without limitation, a redemption of the Company Partnership Units for cash pursuant to the terms of the Company LP Agreement, but excluding, for the avoidance of doubt, entry into this Agreement, or (ii) entering into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise. For purposes of this Agreement, “capital stock” shall include interests in a limited partnership.

2. Agreement to Retain the Company Stock and the Company Units.

2.1 Transfer and Encumbrance of Subject Securities. Other than a Permitted Transfer, hereafter until the Expiration Time, each Stockholder agrees, with respect to any Subject Securities beneficially owned by such Stockholder, not to (i) Transfer any such Subject Securities, or (ii) deposit any such Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Securities or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.

2.2 Additional Purchases. Each Stockholder agrees that any Company Common Stock, Company Limited Voting Stock and other capital shares of the Company that such Stockholder purchases or otherwise acquires or with respect to which such Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the “New Company Stock”) and any Company Partnership Units or other partnership interests of Company LP that such Stockholder purchases or otherwise acquires or with respect to which such Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the “New Company Units”) shall, in each case, be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Company Stock or the Company Units, as applicable.

2.3 Unpermitted Transfers. Any Transfer or attempted Transfer of any Subject Securities in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, to the extent any of the Company Stock or the Company Units held by a Stockholder subject to any Lien (as set forth on Schedule A hereto) become subject to foreclosure, forfeiture or other similar proceedings, thereby causing such Stockholder to be unable to comply with his, her or its obligations under this Agreement with respect to such securities, such Stockholder shall not be deemed to be in breach of this Agreement with respect to such Stockholder’s obligations with respect to such Company Stock or Company Units.

3. Agreement to Vote and Approve.

3.1 Company Stock.

(a) Hereafter until the Expiration Time, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, each Stockholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote 80% of the Company Stock and any New Company Stock owned by such Stockholder: (i) in favor of the Parent Merger, and (ii) against (a) any Acquisition Proposal for the Company, (b) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (c) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

(b) Hereafter until the Expiration Time, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, each Stockholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote 20% of the Company Stock and any New Company Stock owned by such Stockholder (as to each such Stockholder, its “Neutral Voting Shares”): (i) in favor of the Parent Merger, and (ii) against (a) any Acquisition Proposal for the Company, (b) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (c) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement, in direct proportion to the votes cast by the other holders of Company Stock (other than any other Stockholders) entitled to vote thereon (including, for this purpose, any abstentions and “withhold” votes, but disregarding any broker non-votes and other shares not present). For example, if votes are submitted with respect to 80% of the voting power of the shares of Common Stock held by other stockholders, and 70% of those 80% are voted in favor of the matter, 20% of the 80% are voted against the matter and 10% of the 80% abstain, then the Stockholders would vote 70% of their Neutral Voting Shares in favor of the matter, 20% of their Neutral Voting Shares against the matter, and abstain with respect to 10% of their Neutral Voting Shares. From time to time before the scheduled date for any such meeting at the request of the Stockholders, the Company shall inform the Stockholders of the voting tabulations (including, for this purpose, all votes “for” or “against” and all “abstentions” and “withhold” votes) for such meeting (it being understood and agreed by the parties that the Company shall request the proxy solicitation firm engaged by it, if any, in connection with such meeting to provide such tabulations directly to the Stockholders from time to time as such tabulations are provided to the Company) for the purpose of facilitating the obligations and agreements to vote the Company Stock and New Company Stock owned by the Stockholders in accordance with the requirements of this Section 3.1(b); provided, however, that the failure of the Company to obtain, or the Stockholders to receive, voting tabulations on a daily basis pursuant to this Section 3.1(b) shall not relieve any Stockholder of his, her or its obligation to vote any such Neutral Voting Shares as provided in this Section 3.1(b).

3.2 Company Units. Hereafter until the Expiration Time, on every action or approval by written consent of the partners of Company LP with respect to any of the following matters, whether contemplated now or at any time prior to the Expiration Time, and at every meeting of the partners of Company LP called with respect to any of the following matters, and at every adjournment or postponement thereof, each Stockholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote the Company Units and any New Company Units: (i) in favor of the Partnership Merger; (ii) in favor of any amendment to the Company LP Agreement proposed to facilitate the Partnership Merger or the other transactions contemplated by the Merger Agreement; and (iii) against (a) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (b) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

4. Irrevocable Proxy. By execution of this Agreement, each Stockholder does hereby appoint and constitute Parent, and any one or more other individuals designated by Parent, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as such Stockholder’s true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of such Stockholder’s rights with respect to the Subject Securities beneficially owned by such Stockholder, to vote such Subject Securities solely with respect to the matters set forth in Section 3 hereof; provided, however, that the foregoing shall only be effective if such Stockholder fails to be counted as present, to consent or to vote such Stockholder’s Subject Securities, as applicable, in accordance with Section 3 above. Each Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Time (at which time this proxy shall automatically be revoked) for all purposes and hereby revokes any proxy previously granted by such Stockholder with respect to its Subject Securities. Each Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement.

5. Representations and Warranties of the Stockholder. Each Stockholder, severally and not jointly, hereby represents and warrants to the Parent Parties as follows:

5.1 Due Authority. Such Stockholder has the legal capacity (in the case of any Stockholder that is a natural person) and full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4 hereof. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against him, her or it in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors’ rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity. If such Stockholder is married and the Company Stock and the Company Units set forth on Schedule A hereto applicable to such Stockholder constitute community property under applicable Law, such Stockholder’s spouse has consented to the execution of this Agreement and has agreed to be bound by the terms and conditions hereof by executing a Spousal Consent in the form attached hereto as Exhibit A and incorporated herein by this reference.

5.2 Ownership of the Company Stock and the Company Units. As of the date hereof, such Stockholder (i) is the beneficial or record owner of the Company Common Stock and the Company Partnership Units indicated on Schedule A hereto opposite such Stockholder’s name, free and clear of any and all Liens, other than those created by this Agreement, as disclosed on Schedule A or as would not prevent such Stockholder from performing his obligations under this Agreement, and (ii) has either sole or shared voting power over all of the Company Stock and the Company Units beneficially owned by such Stockholder. As of the date hereof, such Stockholder does not own, beneficially or of record, any capital stock or other securities of the Company or Company LP other than the Company Common Stock and the

Company Partnership Units set forth on Schedule A opposite such Stockholder’s name. As of the date hereof, such Stockholder does not own, beneficially or of record, any rights to purchase or acquire any shares of capital stock of the Company or Company LP except as set forth on Schedule A opposite such Stockholder’s name.

5.3 No Conflict; Consents.

(a) The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of the obligations under this Agreement and the compliance by such Stockholder with any provisions hereof do not and will not: (i) conflict with or violate in any material respect any Laws applicable to such Stockholder, or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Company Stock or the Company Units beneficially owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder is bound.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

5.4 Absence of Litigation. There is no Action pending against, or, to the knowledge of such Stockholder, threatened against or affecting, such Stockholder or any of its Affiliates or any of their respective properties or assets (including the Company Stock and the Company Units beneficially owned by such Stockholder) at Law or in equity that could reasonably be expected to impair or adversely affect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

5.5 Ownership of Parent Common Stock. As of the date hereof, no Stockholder owns, beneficially or of record, any shares of Parent Common Stock.

6. Termination. This Agreement shall terminate and shall have no further force or effect immediately following the Expiration Time.

7. Notice of Certain Events. Each Stockholder shall notify Parent promptly of (a) any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of such Stockholder under this Agreement and (b) the receipt by such Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 7 shall not limit or otherwise affect the remedies available to any party.

8. Miscellaneous.

8.1 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

8.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company and Company LP shall be express third-party beneficiaries of the agreements of the Stockholders contained in this Agreement.

8.3 Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

8.4 Specific Performance; Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any federal court within the State of Delaware), in addition to any other remedy to which they may be entitled at Law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

8.5 Notices. All notices, requests, claims, consents, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by facsimile or e-mail of a pdf attachment (providing confirmation of transmission) at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

(a)	if to the Parent Parties to:

Parkway Properties, Inc.

390 N. Orange Ave, Suite 2400

Orlando, FL 32801

Phone: (407) 650-0379

Fax: (407) 650-0597

Attention: Jeremy Dorsett, Executive Vice President and General Counsel

Email:      jdorsett@pky.com

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP

555 13th Street, NW

Washington, DC 20004

Phone: (202) 637-5600

Fax: (202) 627-5810

Attention:     David Bonser, Esq.;

                     Bruce Gilchrist, Esq.

Email: david.bonser@hoganlovells.com

            bruce.gilchrist@hoganlovells.com

(b)	if to a Stockholder, to it at:

James A. Thomas

515 South Flower Street, 6th Floor

Los Angles, California 90071

Facsimile No.: (213) 633-4760

Telephone No.: (213) 613-1900

With a copy (which shall constitute notice) to:

Norton Rose Fulbright

555 South Flower Street, 41st Floor

Los Angeles, California 90071

Phone: (213) 892-9200

Fax: (213) 892-9494

Attention:     David A. Ebershoff, Esq.;

                    Daniel L. Kim, Esq.

Email: david.ebershoff@nortonrosefulbright.com

            daniel.kim@nortonrosefulbright.com

Or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

8.6 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware applicable to agreements entered into and performed entirely therein by residents thereof, without regarding to any provisions relating to choice of laws among different jurisdictions. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

8.7 WAIVER OF JURY TRIAL. EACH OF THE PARENT PARTIES AND THE SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARENT PARTIES OR THE SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

8.8 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

8.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

8.10 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

8.11 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Merger Agreement is executed and delivered by all parties thereto, and (ii) this Agreement is executed and delivered by all parties hereto.

8.12 Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

8.13 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Mergers are consummated.

8.14 Action in Stockholder Capacity Only. No Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director, trustee, officer or fiduciary of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director, trustee, officer or fiduciary of the Company. The parties acknowledge and agree that this Agreement is entered into by each Stockholder solely in his, her or its capacity as the beneficial owner or record holder of Company Stock or Company Units and nothing in this Agreement shall restrict, limit or affect (or require a Stockholder to attempt to restrict, limit or affect) in any respect any actions taken by such Stockholder or its designees or Representatives who are a director, trustee, officer or fiduciary of the Company in his, her or its capacity as a director, trustee, officer or fiduciary of the Company. Neither the Stockholders nor any of their designees or Representatives shall have any liability under this Agreement as a result of any action or inaction by such Stockholder or its designees or Representatives acting in his, her or its capacity as an officer, trustee, director or fiduciary of the Company, it being understood that any action taken (or failure to take action) by a Stockholder or its designees or Representatives in such capacity to approve an Adverse Recommendation Change shall have no effect on the obligations of such Stockholder under this Agreement as the record holder or beneficial owner of Subject Securities if this Agreement has not been terminated in accordance with its terms. For the avoidance of doubt, nothing in this Section 8.14 shall in any way modify, alter or amend any of the terms of the Merger Agreement.

8.15 Documentation and Information. Each Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holdings of the Company Stock and the Company Units, and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Mergers or any other transaction contemplated by the Merger Agreement. As promptly as practicable, such Stockholder shall notify Parent of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent such Stockholder becomes aware that any have become false or misleading in any material respect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

PARKWAY PROPERTIES, INC.

By:	/s/ David O’Reilly
Name: David O’Reilly
Title: Chief Financial Officer and Chief Investment Officer

By:	/s/ Jeremy Dorsett
Name: Jeremy Dorsett
Title: General Counsel

PARKWAY PROPERTIES LP

By: PARKWAY PROPERTIES GENERAL PARTNERS, INC.,
its General Partner

By:	/s/ David O’Reilly
Name: David O’Reilly
Title: Chief Financial Officer and Chief Investment Officer

By:	/s/ Jeremy Dorsett
Name: Jeremy Dorsett
Title: General Counsel

Solely for purposes of Section 3.1(b): THOMAS PROPERTIES GROUP, INC.

By:	/s/ James A. Thomas
Name: James A. Thomas
Title: Chairman, President and Chief Executive Officer

[Signature Page to Voting Agreement]

STOCKHOLDERS:

/s/ James A. Thomas
James A. Thomas

MAGUIRE THOMAS PARTNERS—PHILADELPHIA, LTD.

By: THOMAS PARTNERS, INC., General Partner

/s/ James A. Thomas
By: James A. Thomas
Title: President

THOMAS INVESTMENT PARTNERS, LTD.

By: THOMAS PARTNERS, INC., General Partner

/s/ James A. Thomas
By: James A. Thomas
Title: President

MAGUIRE THOMAS PARTNERS—COMMERCE SQUARE II, LTD.

By: TDP-PHASE II, INC., General Partner

/s/ James A. Thomas
By: James A. Thomas
Title: President

THOMAS PARTNERS, INC.

/s/ James A. Thomas
By: James A. Thomas
Title: President

[Signature Page to Voting Agreement]

THOMAS-PASTRON FAMILY PARTNERSHIP, L.P.

By: THOMAS PARTNERS, INC., General Partner

/s/ James A. Thomas
By: James A. Thomas
Title: President

THE LUMBEE CLAN TRUST

/s/ James A. Thomas
By: James A. Thomas
Title: Trustee

THOMAS MASTER INVESTMENTS, LLC

/s/ James A. Thomas
By: James A. Thomas
Title: Manager

[Signature Page to Voting Agreement]

SCHEDULE A

Name	Common Stock	Limited Voting Stock	OP Units (Paired with Limited Voting Stock)	Restricted Common Stock (Unvested)
James A. Thomas	100			87,996
Maguire Thomas Partners—Philadelphia, Ltd.		3,514,557	3,514,557
Thomas Investment Partners, Ltd.	2,814,800	3,204,761	3,204,761
Maguire Thomas Partners—Commerce Square II, Ltd.		2,308,452	2,308,452
Thomas Partners, Inc.		136,866	136,866
Thomas-Pastron Family Partnership, L.P.	666,382
The Lumbee Clan Trust	796,231	1,852,818	1,852,818
Thomas Master Investments, LLC		629,495	629,495
Rosemary Pastron Trust	10,193
Otto Pastron Trust	10,386
Otto Pastron CUTMA	550
James A. Thomas (voting agreement with MIRELF IV TPGI, LLC)	7,338,260
James A. Thomas (voting agreement with MIRELF IV TPGI II, LLC)	1,357,393
Total	12,994,295	11,646,949	11,646,949	87,996

EXHIBIT A

SPOUSAL CONSENT

The undersigned, the lawful spouse of James A. Thomas, a party to the foregoing Voting Agreement, as amended (the “Voting Agreement”), has read and hereby acknowledges the contents of said Voting Agreement and hereby consents to the execution and performance of said Agreement by the undersigned’s spouse. This Spousal Consent is given with respect to any and all interests that the undersigned may have in or with respect to the subject matter of said Voting Agreement, including, without limitation, the undersigned’s community property interest, if any, in any of the Company Stock or Company Units (as such terms are defined in the Voting Agreement) covered thereby. The undersigned acknowledges that the undersigned has been afforded the opportunity to consult with an attorney with respect to the Voting Agreement and this Spousal Consent, and that the undersigned has either done so and hereby executes this Spousal Consent with the advice of such counsel, or the undersigned knowingly waived such right without any duress or coercion.

Dated
(signature)

(print name)